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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     April 29, 2002
                                                 -------------------------------




                               Genta Incorporated
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             (Exact name of registrant as specified in its charter)



           Delaware                         0-19635              33-0326866
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)


Two Connell Drive, Berkeley Heights, New Jersey                     07922
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  (Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code         (908) 286-9800
                                                    ----------------------------


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          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

         On April 29, 2002, Genta Incorporated announced that it has entered into an agreement with Aventis Pharmaceuticals Inc. to jointly develop and commercialize GenasenseTM (G3139), Genta's lead antisense compound.

         The complete text of the joint press release, dated April 29, 2002, is attached to this report as Exhibit 99.1, and such press release is incorporated herein by reference.

ITEM 7.  EXHIBITS.

         (c)    Exhibits


                Exhibit
                Number      Description
                ------      -----------

                 99.1       Press Release dated as of April 29, 2002.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GENTA INCORPORATED


Dated: April 29, 2002

                                        By:   /s/ Alfred J. Fernandez
                                             -----------------------------------
                                             Alfred J. Fernandez
                                             Executive Vice President and
                                             Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit Number      Description
--------------      -----------

     99.1           Press Release dated as of April 29, 2002.